UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2023

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	98-1571400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE
Warrants to purchase Class A common stock	FATH.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, Fathom Digital Manufacturing Corporation’s (the “Company”) Credit Agreement, dated as of December 23, 2021, among Fathom Guarantor, LLC, Fathom Manufacturing, LLC, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, was amended as of November 10, 2022 (the original Credit Agreement, as so amended, the “Amended Credit Agreement”). On March 24, 2023, the parties to the Amended Credit Agreement entered a further amendment to the Amended Credit Agreement (the “Second Amendment”; the Amended Credit Agreement as so amended, the “Second Amended Credit Agreement”) in order to modify certain financial covenants contained therein.

Specifically, the Second Amendment (i) suspends through fiscal 2023 applicability of the minimum interest coverage ratio of 2.50 to 1.0 for each fiscal quarter ending in fiscal 2023, and reduces the minimum interest coverage ratio from 2.75 to 1.0 for the fiscal quarters ending on March 31, 2024 and June 30, 2024 and 3.0 to 1.0 for the fiscal quarters ending on September 30, 2024 and December 31, 2024 to 2.00 to 1.0 for the fiscal quarters ending on March 31, 2024 and June 30, 2024, 2.25 to 1.0 for the fiscal quarter ending on September 30, 2024 and 2.50 to 1.0 for the fiscal quarter ending on December 31, 2024, (ii) suspends through fiscal year 2023 applicability of the maximum net leverage ratio of 4.50 to 1.0 for the fiscal quarters ending on March 31, 2023 and June 30, 2023 and 4.25 to 1.0 for the fiscal quarters ending on September 30, 2023 and December 31, 2023, and increases the maximum net leverage ratio from 4.0 to 1.0 for the fiscal quarter ending on March 31, 2024 and 3.5 to 1.0 for the fiscal quarters ending on June 30, 2024, September 30, 2024 and December 31, 2024, to 5.0 to 1.0 for the fiscal quarter ending on March 31, 2024, 4.75 to 1.0 for the fiscal quarter ending on June 30, 2024, 4.50 to 1.0 for the fiscal quarter ending on September 30, 2024 and 4.0 to 1.0 for the fiscal quarter ending December 31, 2024, (iii) establishes a new quarterly minimum EBITDA financial covenant of $3.1 million for the fiscal quarter ending March 31, 2023, $8.75 million for the trailing two fiscal quarter period ending June 30, 2023, $16.75 million for the trailing three fiscal quarter period ending September 30, 2023 and $24.4 million for the trailing four fiscal quarter period ending December 31, 2023 (excluding for purposes of this covenant specified adjustments otherwise made pursuant to the definition of EBITDA in the Second Amended Credit Agreement), (iv) establishes a new financial covenant of minimum Liquidity (as defined in the Second Amended Credit Agreement) of at least $13.5 million on the last day of any month ending on March 31, 2023 and through and including December 31, 2024, (v) suspends through December 31, 2024 certain sale and lease-back transactions, acquisitions, other investments and restricted payments by the Company otherwise permitted by Article VI of the Second Amended Credit Agreement and (vi) imposes certain other limitations on the incurrence of subordinated indebtedness prior to March 31, 2024. Additionally, the Second Amendment provides for a new interest rate spread of adjusted Term SOFR plus 4.00% or alternate base rate + 3.00% (as may be selected by the Company), at any time the Company’s net leverage ratio is equal to or in excess of 4.50 to 1.00. Under the Amended Credit Agreement the Company is subject to various financial covenants, including quarterly net leverage and interest coverage. For the period ending December 31, 2022, the Company was in compliance with the net interest coverage covenant. We did not meet the quarterly net leverage ratio for the period ending December 31, 2022, however, the lenders provided the Company with a loan covenant waiver as of and for the three months ended December 31, 2022.

In connection with the preparation and execution of the Second Amendment, the Company paid customary arranger and lender consent fees, and reasonable and documented expenses of the Administrative Agent.

The foregoing description is only a summary of certain provisions of the Second Amended Credit Agreement and is qualified in its entirety by reference to the Second Amendment (including the form of restated Second Amended Credit Agreement attached as Annex I thereto), a copy of which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01..	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1

Second Amendment dated as of March 24, 2023 to Credit Agreement, dated as of December 23, 2021, amount Fathom Guarantor, LLC, Fathom Manufacturing, LLC, the Lenders from time to time party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report contains certain forward-looking statements within the meaning of the within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including the timing of completion of, the costs incurred, and the future charges related to, the Reorganization, and the impact of the Reorganization on the Company’s business, finances, and operations.

Forward-looking statements generally are identified by the words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to, the risks and uncertainties set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on April 8, 2022 and the Company’s other filings with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: March 30, 2023